                                                                      EXHIBIT 24






                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Common Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Communications Corporation (the "Company") and to sign a Registration Statement under the Securities Act of 1933, as amended (together with the Common Registration Statement, the "Registration Statements"), for the registration of shares of convertible preferred stock of the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statements (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 28, 1999                               /s/ Lawrence B. Sorrel
       ------------------                               ----------------------
                                                        Lawrence B. Sorrel

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Common Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Communications Corporation (the "Company") and to sign a Registration Statement under the Securities Act of 1933, as amended (together with the Common Registration Statement, the "Registration Statements"), for the registration of shares of convertible preferred stock of the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statements (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: 9/29/99                                         /s/ Richard A. Leventhal
       -------                                         ------------------------
                                                       Richard A. Leventhal

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Common Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Communication Corporation (the "Company") and to sign a Registration Statement under the Securities Act of 1933, as amended (together with the Common Registration Statement, the "Registration Statements"), for the registration of shares of convertible preferred stock of the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statements (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: 9/29/99                                              /s/ Doyle L. Rose
       -------                                             ------------------
                                                           Doyle L. Rose

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Common Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Communications Corporation (the "Company") and to sign a Registration Statement under the Securities Act of 1933, as amended (together with the Common Registration Statement, the "Registration Statements"), for the registration of shares of convertible preferred stock of the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statements (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: 9/29/99                                         /s/ Gary L. Kaseff
       -------                                         -------------------
                                                       Gary L. Kaseff

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Common Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Communications Corporation (the "Company") and to sign a Registration Statement under the Securities Act of 1933, as amended (together with the Common Registration Statement, the "Registration Statements"), for the registration of shares of convertible preferred stock of the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statements (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or her substitute or substitutes may do or cause to be done by virtue hereof.


Dated: 9/30/99                                         /s/ Frank V. Sica
       -------                                         ------------------
                                                       Frank V. Sica

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Common Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Communications Corporation (the "Company") and to sign a Registration Statement under the Securities Act of 1933, as amended (together with the Common Registration Statement, the "Registration Statements"), for the registration of shares of convertible preferred stock of the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statements (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: 9/29/99                                         /s/ Greg A. Nathanson
       -------                                         ----------------------
                                                       Greg A. Nathanson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Common Registration Statement"), for the registration of Class A Common Stock, $.01 par value of Emmis Communications Corporation (the "Company") and to sign a Registration Statement under the Securities Act of 1933, as amended (together with the Common Registration Statement, the "Registration Statements"), for the registration of shares of convertible preferred stock of the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statements (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offerings that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:            9/29/99                           /s/ Jeffrey H. Smulyan
         -------------------------                  ----------------------------
                                                    Jeffrey H. Smulyan